Filed pursuant to Rule 497(e)

under the Securities Act of 1933, as amended

File Registration No.: 33-65632

SCHRODER SERIES TRUST

Schroder Global Strategic Bond Fund (the “Fund”)

Supplement dated May 20, 2016 to

the Prospectus dated March 1, 2016, as supplemented

The following disclosure is added to page 118 of the Fund’s Prospectus:

Performance Information of Certain Other Accounts

The following table sets forth historical composite performance information for all the fully discretionary accounts managed by wholly-owned subsidiaries of Schroders plc in the United States and the United Kingdom (the “Schroders Firm”) (see footnote 1 below) that have investment objectives, policies, strategies, and risks that are substantially similar to those of the Fund (the “Strategic Bond Composite”). The Fund’s portfolio management team is the same team that is responsible for managing the accounts that constitute the Strategic Bond Composite. (The membership of the team has changed over time, and these changes may have affected the performance of these accounts.)

The composite data is provided to illustrate the past performance of the Schroders Firm in managing substantially similar accounts as measured against a specified benchmark. The information shown below does not represent the Fund’s performance, is not a substitute for such performance, and should not be considered a prediction of the future performance of the Fund.

Investors should be aware that the Securities and Exchange Commission (the “SEC”) uses a methodology different from that used below to calculate performance for mutual funds, which could result in different performance results. The Strategic Bond Composite includes pooled investment vehicles managed by the Schroders Firm that are not registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”) (“unregistered funds”). Unregistered funds are not subject to the specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code. As a result, the investment portfolio of the Fund, if it had been in operation during the periods shown, would likely have differed to some extent from those of the unregistered funds. The results presented below may not necessarily be representative of the returns that would have been experienced by any particular investor due to the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person’s tax status, and the results have not been reduced to reflect any income tax that may have been payable.

The table below shows the asset weighted annual total returns for the Strategic Bond Composite as of October 31, 2015 in the first four columns (in the first column, restated to reflect deduction of the highest management fee paid by any account in the Strategic Bond Composite (1.15% and, prior to June 30, 2010, 1.00%); in the second column, restated to reflect deduction of Net Expenses for R6 Shares of the Fund as shown in the Prospectus (0.64%), in the third column, restated to reflect deduction of Net Expenses for Investor Shares of the Fund as shown in the Prospectus (0.79%); and in the fourth column, restated to reflect deduction of Net Expenses for Advisor Shares of the Fund as shown in the Prospectus (1.04%)).  In the fifth column, the table below shows annualized returns for the 3-Month USD Fixed LIBOR.

Schroder Strategic Bond Composite

Currency: U.S. Dollar

Inception Date: 10/31/2004

Year	Strategic Bond Composite Net of Highest Management Fee Paid by any Account(1-2), (4-7)	Strategic Bond Composite Net of Net Expenses for R6 Shares of the Fund (0.64% per annum)(1)-(2),(4-7)	Strategic Bond Composite Net of Net Expenses for Investor Shares of the Fund (0.79% per annum)(1-2),(4-7)	Strategic Bond Composite Net of Net Expenses for Advisor Shares of the Fund (1.04% per annum)(1-2),(4-7)	3-Month USD Fixed Libor Annualized(3)
1 year	-5.15%	-4.67%	-4.81%	-5.05%	0.28%
3 year	0.22%	0.73%	0.58%	0.33%	0.27%
5 year	0.84%	1.36%	1.20%	0.95%	0.32%
Since Inception	3.08%	3.60%	3.45%	3.19%	1.80%

(1)  The Schroders Firm is defined as Schroders or its affiliates in the United Kingdom and United States that are wholly owned subsidiaries of Schroders plc. Prior to January 1, 2007 Schroder Investment Management London and Schroder Investment Management North America Inc. existed as two separate firms that were compliant and verified as separate entities until December 31, 2006. The consolidation of these two firms was made as part of a move towards creating one global firm. Composite and firm assets reported prior to January 1, 2007 represent those of the legacy firm that managed the product. Prior to January 1, 2011, the SPrIM (Schroder Property Investment Management) Firm existed separate to Schroder Investment Management UK and Schroder Investment Management North America Inc.; from January 1, 2011 these firms have been combined into a single firm. On April 2, 2013, Schroder U.S. Holdings Inc., a subsidiary of Schroders plc, purchased STW Fixed Income Management LLC (STW) and on July 2, 2013, Schroders plc purchased Cazenove Capital Holdings; effective January 1, 2014, the Schroders Firm is defined to include assets managed by STW and Cazenove. A complete list and description of the Schroders Firm’s composites and performance results are available upon request.

(2)  The Strategic Bond Composite is comprised of all Schroders Firm fully discretionary accounts that seek to provide a total return primarily through investment in bonds and other fixed and floating rate securities (including, but not limited to, asset-backed securities and mortgage-backed securities) denominated in various currencies issued by governments, government agencies, supra-national and corporate issuers worldwide. As part of the composite’s primary objective, accounts also have the flexibility to implement long and short active currency positions either via currency forwards or via the above instruments. The full spectrum of available securities, including non-investment grade securities, may be utilized. The composite returns include all of the Schroders Firm’s separate accounts and commingled funds which are discretionary, fee paying, taxable or tax exempt and managed as described above. New accounts are included in the composite from the beginning of the first full month of management on a discretionary basis. Terminated accounts are excluded from the composite at the end of the last full month of discretionary management.  The composite has no minimum asset level for inclusion.

(3)  The 3-Month USD Fixed LIBOR gives an indication of the interest rate at which a panel of selected banks borrow U.S. dollar funds from one another with a maturity of three months.

(4)  This performance data is intended to be prepared in compliance with the Global Investment Performance Standards GIPS®. The portfolio returns are time-weighted rates of return that are adjusted for cash flows. Portfolio returns are combined using beginning of period asset weights to produce the composite return. Periodic returns are geometrically linked to produce annual returns. Dividends on equities are recognized net of irrecoverable withholding tax. Since January 1999 dividends have been recognized as of the ex-dividend date having previously been recognized on a cash basis. Performance results are presented before the deduction of certain fees (including management fees) but after trading expenses and custodian fees. In the first column above, a hypothetical management fee at the annual rate of 1.15% from June 30, 2010 onward and 1.00% previous to June 30, 2010 was applied; in the second, third and fourth columns above, net expenses for R6, Investor, and Advisor Shares of the Fund were applied (0.64%, 0.79%, and 1.04%, respectively).

(5)  The exchange rates used are provided by WM Reuters. Each currency is valued at 4 pm on the last business day of the month. Additional information regarding policies for calculating and reporting returns, a description of all composites and a copy of the verification report is available on request.

(6)  Derivative instruments may be used for efficient portfolio management and currency management. Such instruments have not been used to leverage portfolios included in the composite. Report is available on request.

(7)  Schroder Investment Management (UK & U.S.) claims compliance with the Global Investment Performance Standards GIPS®.

PRO-SUP-05-2016